SUBSEQUENT HELOC CHARACTERISTICS

     Set forth below is a description of certain additional characteristics of the Subsequent HELOCs as of the Subsequent Transfer Date. Unless otherwise specified, all principal balances of the Subsequent HELOCs are as of the Subsequent Transfer Date. All percentages are approximate percentages by aggregate principal balance as of the Subsequent Transfer Date (except as indicated otherwise).

                                PROPERTY TYPES

                                                                                           PERCENT OF
                                                                                      SUBSEQUENT HELOCS BY
                                      NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
PROPERTY TYPE                                HELOCS               DATE BALANCE            DATE BALANCE
----------------------------          --------------------    -------------------     --------------------
Single-Family Dwelling                        750                $12,440,960.46              88.88%
Planned Unit Development                       50                $   896,693.33               6.41%
Condominium                                    39                $   481,089.26               3.44%
Two to Four Family                              6                $    90,517.75               0.65%
Not Available                                   3                $    88,636.55               0.63%
                                              ---                --------------               -----
                       TOTAL                  848                $13,997,897.35             100.00%
                                              ===                ==============             =======



                                OCCUPANCY TYPES

                                                                                 PERCENT OF
                                                                            SUBSEQUENT HELOCS BY
OCCUPANCY                     NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER    SUBSEQUENT TRANSFER
(AS INDICATED BY BORROWER)           HELOCS               DATE BALANCE          DATE BALANCE
--------------------------    --------------------    -------------------   --------------------
Owner Occupied                        841                $13,676,139.12             97.70%
Non-Owner Occupied                      7                $   321,758.23              2.30%
                                      ---                --------------            -------
                     TOTAL            848                $13,997,897.35            100.00%
                                      ===                ==============            =======



                              DOCUMENTATION TYPES

                                                                                           PERCENT OF
                                                                                      SUBSEQUENT HELOCS BY
                                      NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
DOCUMENTATION                                HELOCS               DATE BALANCE            DATE BALANCE
----------------------------          --------------------    -------------------     --------------------
Standard                                      546                $ 9,048,662.63               64.64%
Family First Direct                           133                $ 2,414,553.91               17.25%
Select                                         38                $   811,751.84                5.80%
No Income No Appraisal                         55                $   550,224.90                3.93%
No Income Verification                         22                $   286,488.61                2.05%
Super Express                                   6                $   103,832.00                0.74%
Quick                                           1                $     8,500.00                0.06%
Other                                          47                $   773,883.46                5.53%
                                              ---                --------------              -------
                       TOTAL                  848                $13,997,897.35              100.00%
                                              ===                ==============              =======



                              PRINCIPAL BALANCES

                                                                                           PERCENT OF
                                                                                      SUBSEQUENT HELOCS BY
                                      NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
RANGE OF PRINCIPAL BALANCES ($)              HELOCS               DATE BALANCE            DATE BALANCE
-------------------------------       --------------------    -------------------     --------------------
      $0.00   to   $25,000.00                 717                $ 7,034,556.57               50.25%
 $25,000.01   to   $50,000.00                  96                $ 3,298,554.07               23.56%
 $50,000.01   to   $75,000.00                  21                $ 1,291,433.73                9.23%
 $75,000.01   to   $100,000.00                  5                $   466,337.98                3.33%
$125,000.01   to   $150,000.00                  3                $   419,988.00                3.00%
$175,000.01   to   $200,000.00                  3                $   568,927.00                4.06%
$200,000.01   to   $225,000.00                  1                $   215,000.00                1.54%
$225,000.01   to   $250,000.00                  1                $   250,000.00                1.79%
$400,000.01+                                    1                $   453,100.00                3.24%
                                              ---                --------------              -------
                          TOTAL               848                $13,997,897.35              100.00%
                                              ===                ==============              =======

     The average Principal Balance of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately $16,506.95.



                          GEOGRAPHICAL DISTRIBUTIONS

                                                                PERCENT OF
                                                           SUBSEQUENT HELOCS BY
               NUMBER OF SUBSEQUENT  SUBSEQUENT TRANSFER    SUBSEQUENT TRANSFER
STATE                 HELOCS             DATE BALANCE          DATE BALANCE
------------   --------------------  -------------------   --------------------
Michigan               206              $ 3,064,159.02             21.89%
California              99              $ 1,671,266.47             11.94%
New Jersey              59              $ 1,221,175.26              8.72%
Pennsylvania            41              $   704,650.20              5.03%
Florida                 33              $   646,784.33              4.62%
Connecticut             29              $   603,639.13              4.31%
Washington              37              $   563,725.20              4.03%
Illinois                23              $   515,439.76              3.68%
New York                20              $   513,587.18              3.67%
Utah                     2              $   474,980.00              3.39%
Other                  299              $ 4,018,490.80             28.71%
                       ---              --------------            -------
    TOTAL              848              $13,997,897.35            100.00%
                       ===              ==============            =======



                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                  PERCENT OF
                                                                             SUBSEQUENT HELOCS BY
RANGE OF COMBINED            NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
LOAN-TO-VALUE RATIOS (%)            HELOCS               DATE BALANCE            DATE BALANCE
------------------------     --------------------    -------------------     --------------------
 0.000%  to   50.000%              34                $   913,010.81                6.52%
50.001%  to   55.000%               7                $   168,725.74                1.21%
55.001%  to   60.000%              22                $   318,950.03                2.28%
60.001%  to   65.000%              22                $   300,552.44                2.15%
65.001%  to   70.000%              22                $   418,116.20                2.99%
70.001%  to   75.000%              48                $ 1,071,805.14                7.66%
75.001%  to   80.000%             196                $ 3,167,556.63               22.63%
80.001%  to   85.000%              57                $   918,486.79                6.56%
85.001%  to   90.000%             409                $ 6,090,818.20               43.51%
90.001%  to   95.000%              11                $   370,346.78                2.65%
95.001%  to  100.000%              20                $   259,528.59                1.85%
                                  ---                --------------              -------
                TOTAL             848                $13,997,897.35              100.00%
                                  ===                ==============              =======

     The minimum and maximum Combined Loan-to-Value Ratios of the Subsequent HELOCs as of the Subsequent Transfer Date are approximately 6.25% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 79.97%.



                            JUNIOR RATIOS(1)(2)(3)

                                                                                   PERCENT OF
                                                                              SUBSEQUENT HELOCS BY
                              NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
RANGE OF JUNIOR RATIOS (%)           HELOCS               DATE BALANCE            DATE BALANCE
--------------------------    --------------------    -------------------     --------------------
 0.01%  to     9.99%                   92                $   895,231.11               6.40%
10.00%  to     19.99%                 490                $ 6,325,378.88              45.19%
20.00%  to     29.99%                 140                $ 2,617,425.17              18.70%
30.00%  to     39.99%                  59                $ 1,254,354.60               8.96%
40.00%  to     49.99%                  26                $   539,494.86               3.85%
50.00%  to     59.99%                  11                $   187,577.17               1.34%
60.00%  to     69.99%                   7                $   423,278.91               3.02%
70.00%  to     79.99%                   3                $    76,082.47               0.54%
80.00%  to     89.99%                   3                $   318,026.01               2.27%
90.00%  to     99.99%                   1                $    19,343.90               0.14%
                                      ---                --------------              ------
                  TOTAL               832                $12,656,193.08              90.41%
                                      ===                ==============              ======

     (1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

     (2) The weighted average Junior Ratio of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 23.76%.

     (3) The Junior Ratio table (and the weighted average Junior Ratio of the Subsequent HELOCs) does not include any HELOCs secured by first mortgage liens.



                                  LOAN RATES

                                                                                  PERCENT OF
                                                                             SUBSEQUENT HELOCS BY
                             NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
RANGE OF LOAN RATES (%)             HELOCS               DATE BALANCE            DATE BALANCE
-------------------------    --------------------    -------------------     --------------------
 7.001%  to     8.000%               745                $12,445,289.41               88.91%
 8.001%  to     9.000%                 4                $    22,013.61                0.16%
 9.001%  to     10.000%               37                $   487,682.76                3.48%
10.001%  to     11.000%               44                $   828,653.35                5.92%
11.001%  to     12.000%               16                $   198,020.20                1.41%
12.001%  to     13.000%                2                $    16,238.02                0.12%
                                     ---                --------------              -------
                    TOTAL            848                $13,997,897.35              100.00%
                                     ===                ==============              =======

     The weighted average Loan Rate of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 7.811%.



                          FULLY INDEXED GROSS MARGINS

                                                                                    PERCENT OF
                                                                               SUBSEQUENT HELOCS BY
RANGE OF FULLY INDEXED GROSS    NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
MARGINS (%)                            HELOCS               DATE BALANCE           DATE BALANCE
----------------------------    --------------------    -------------------    --------------------
0.000%  to     1.000%                   336                $ 6,117,285.40              43.70%
1.001%  to     2.000%                   463                $ 6,627,220.33              47.34%
2.001%  to     3.000%                    22                $   844,963.61               6.04%
3.001%  to     4.000%                    27                $   408,428.01               2.92%
                                        ---                --------------             -------
                   TOTAL                848                $13,997,897.35             100.00%
                                        ===                ==============             =======

     The weighted average Fully Indexed Gross Margin of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 1.607% per annum.



                           CREDIT UTILIZATION RATES

                                                                                   PERCENT OF
                                                                              SUBSEQUENT HELOCS BY
RANGE OF CREDIT UTILIZATION    NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
RATES (%)                             HELOCS               DATE BALANCE           DATE BALANCE
---------------------------    --------------------    -------------------    --------------------
 5.01%  to     10.00%                  19                $    62,029.26               0.44%
10.01%  to     15.00%                  77                $   356,735.27               2.55%
15.01%  to     20.00%                  81                $   489,112.65               3.49%
20.01%  to     25.00%                  61                $   486,319.76               3.47%
25.01%  to     30.00%                  61                $   457,448.03               3.27%
30.01%  to     35.00%                  42                $   414,715.38               2.96%
35.01%  to     40.00%                  45                $   542,537.70               3.88%
40.01%  to     45.00%                  30                $   331,492.21               2.37%
45.01%  to     50.00%                  39                $   463,416.01               3.31%
50.01%  to     55.00%                  30                $   371,227.24               2.65%
55.01%  to     60.00%                  28                $   362,814.31               2.59%
60.01%  to     65.00%                  32                $   601,862.19               4.30%
65.01%  to     70.00%                  16                $   517,372.67               3.70%
70.01%  to     75.00%                  26                $   921,386.96               6.58%
75.01%  to     80.00%                  18                $   429,257.30               3.07%
80.01%  to     85.00%                  17                $   321,177.44               2.29%
85.01%  to     90.00%                  36                $   702,898.78               5.02%
90.01%  to     95.00%                  24                $   469,126.20               3.35%
95.01%  to     100.00%                164                $ 5,646,391.62              40.34%
  Greater than 100%                     2                $    50,576.37               0.36%
                                      ---                --------------               -----
                   TOTAL              848                $13,997,897.35             100.00%
                                      ===                ==============             =======

     The weighted average Credit Utilization Rate, based on the Subsequent Transfer Date Credit Limit, of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 52.04%.



                                 CREDIT LIMITS

                                                                                    PERCENT OF
                                                                               SUBSEQUENT HELOCS BY
                                NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
RANGE OF CREDIT LIMITS ($)             HELOCS               DATE BALANCE           DATE BALANCE
----------------------------    --------------------    -------------------    --------------------
      $0.01  to  $25,000.00              478               $ 4,315,364.76             30.83%
 $25,000.01  to  $50,000.00              271               $ 4,683,443.64             33.46%
 $50,000.01  to  $75,000.00               47               $ 1,529,124.14             10.92%
 $75,000.01  to  $100,000.00              41               $ 1,512,349.81             10.80%
$100,000.01  to  $125,000.00               1               $    25,600.00              0.18%
$125,000.01  to  $150,000.00               3               $   419,988.00              3.00%
$175,000.01  to  $200,000.00               2               $   213,927.00              1.53%
$200,000.01  to  $225,000.00               1               $   215,000.00              1.54%
$225,000.01  to  $250,000.00               1               $   200,000.00              1.43%
$250,000.01  to  $275,000.00               1               $   180,000.00              1.29%
$325,000.01  to  $350,000.00               1               $   250,000.00              1.79%
$450,000.01  to  $475,000.00               1               $   453,100.00              3.24%
                                         ---               --------------            -------
                          TOTAL          848               $13,997,897.35            100.00%
                                         ===               ==============            =======

     The weighted average Credit Limit of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately $73,392.17.



                              MAXIMUM LOAN RATES

                                                                                       PERCENT OF
                                                                                  SUBSEQUENT HELOCS BY
                                   NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
RANGE OF MINIMUM LOAN RATES (%)           HELOCS               DATE BALANCE           DATE BALANCE
-------------------------------    --------------------    -------------------    --------------------
  17.001%  to     18.000%                    3                $    33,192.36              0.24%
  18.001%  to     19.000%                  844                $13,955,939.25             99.70%
Uncapped                                     1                $     8,765.74              0.06%
                                           ---                --------------            -------
                      TOTAL                848                $13,997,897.35            100.00%
                                           ===                ==============            =======

     The weighted average Maximum Loan Rate of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 18.496%. For purposes of calculating the weighted average Maximum Loan Rate, uncapped HELOCs were excluded.



                    MONTHS REMAINING TO SCHEDULED MATURITY

                                                                            PERCENT OF
                                                                       SUBSEQUENT HELOCS BY
                        NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
RANGE OF MONTHS                HELOCS               DATE BALANCE           DATE BALANCE
--------------------    --------------------    -------------------    --------------------
  0  to   120                 847                $13,992,279.99               99.96%
121  to   180                   1                $     5,617.36                0.04%
                              ---                --------------              -------
            TOTAL             848                $13,997,897.35              100.00%
                              ===                ==============              =======

     The weighted average Months Remaining to Scheduled Maturity of the Subsequent HELOCs as of the Subsequent Transfer Date is approximately 117 months.



                               ORIGINATION YEARS

                                                                        PERCENT OF
                                                                   SUBSEQUENT HELOCS BY
                   NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER      SUBSEQUENT TRANSFER
ORIGINATION YEAR          HELOCS               DATE BALANCE            DATE BALANCE
----------------   --------------------    -------------------     --------------------
1994                        1                $     5,617.36                0.04%
1995                        5                $    55,838.91                0.40%
1996                       13                $   206,347.70                1.47%
1997                       37                $   389,235.87                2.78%
1998                       792               $13,340,857.51               95.31%
                           ---               ---------------              ------
           TOTAL           848               $13,997,897.35              100.00%
                           ===               ==============              =======



                                LIEN PRIORITIES

                                                                           PERCENT OF
                                                                      SUBSEQUENT HELOCS BY
                       NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
LIEN POSITION                 HELOCS               DATE BALANCE           DATE BALANCE
-------------------    --------------------    -------------------    --------------------
First                           16                $ 1,341,704.27               9.59%
Second                         832                $12,656,193.08              90.41%
                               ---                --------------             -------
              TOTAL            848                $13,997,897.35             100.00%
                               ===                ==============             =======



                             DEBT-TO-INCOME RATIOS

                                                                                PERCENT OF
                                                                           SUBSEQUENT HELOCS BY
RANGE OF DEBT-TO-INCOME     NUMBER OF SUBSEQUENT    SUBSEQUENT TRANSFER     SUBSEQUENT TRANSFER
RATIOS (%)                         HELOCS               DATE BALANCE           DATE BALANCE
------------------------    --------------------    -------------------    --------------------
 0.00%  to   9.99%                    7                $   296,401.12              2.12%
10.00%  to   19.99%                  48                $   658,523.11              4.70%
20.00%  to   29.99%                 210                $ 3,580,194.59             25.58%
30.00%  to   39.99%                 287                $ 4,134,540.42             29.54%
40.00%  to   49.99%                 235                $ 3,756,260.21             26.83%
50.00%  to   59.99%                  48                $ 1,086,089.23              7.76%
60.00%  to   69.99%                  13                $   485,888.67              3.47%
                                    ---                --------------            -------
                 TOTAL              848                $13,997,897.35            100.00%
                                    ===                ==============            =======

-----------------------------------------------------------------------------------------------



     The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.